SUPPLEMENT DATED MAY 1, 2015
TO

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Old Name	New Name

AllianceBernstein Balanced Wealth Strategy Portfolio	AB Balanced Wealth Strategy Portfolio

AllianceBernstein Growth and Income Portfolio	AB Growth and Income Portfolio

AllianceBernstein Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio

AllianceBernstein International Growth Portfolio	AB International Growth Portfolio

AllianceBernstein Growth Portfolio	AB Growth Portfolio

AllianceBernstein Intermediate Bond Portfolio	AB Intermediate Bond Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Advisor Optima, Optima (US) 5/2015